UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2018

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001746406
CD 2018-CD7 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001558761
Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001682523
Starwood Mortgage Funding II LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-206705-15	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 24, 2018, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, KeyBank National Association, as master servicer and Westside NYC Multifamily Portfolio special servicer, Rialto Capital Advisors, LLC, as general special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of CD 2018-CD7 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $626,865,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), Citigroup Global Markets Inc. (“CGMI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together with DBSI, CF&Co., CGMI and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of August 2, 2018 and attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI, CF&Co. and CGMI are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated August 3, 2018, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $90,577,712, were sold to DBSI, CF&Co. and CGMI (together with DBSI and CF&Co., in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of August 2, 2018, among the Depositor, the Initial Purchasers and GACC. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in CD 2018-CD7 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 42 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 72 commercial, multifamily and manufactured housing properties. The Mortgage Loans were acquired by the Depositor from (i) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 2, 2018 and as to which an executed version is attached hereto as Exhibit 99.1 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, (ii) GACC pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 2, 2018 and as to which an executed version is attached hereto as Exhibit 99.2 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iii)  Starwood Mortgage Funding II LLC (“SMF”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 2, 2018 and as to which an executed version is attached hereto as Exhibit 99.3 (the “SMF Mortgage Loan Purchase Agreement”), among the Depositor, SMF and Starwood Mortgage Capital LLC and (iv) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 2, 2018 and as to which an executed version is attached hereto as Exhibit 99.4 (the “CREFI Mortgage Loan Purchase Agreement” and, together with the CCRE Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement and the SMF Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CREFI.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CCRE, GACC, SMF and CREFI. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $6,175,233, were approximately $722,059,041. Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $1,389,886 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,797,119 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Bank of America Center will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Bank of America Center Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.4. The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Westside NYC Multifamily Portfolio will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Westside NYC Multifamily Portfolio Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.5. The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 175 Park Avenue will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 175 Park Avenue Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.6. The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Zenith Ridge will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Zenith Ridge Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.7. The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Riverwalk will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Riverwalk Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.8.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Aventura Mall will be serviced and administered pursuant to a trust and servicing agreement, dated as of June 29, 2018 (the “Aventura Mall TSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor. An executed version of the Aventura Mall TSA is attached hereto as Exhibit 4.2. In addition, the Aventura Mall Mortgage Loan will be serviced and administered under the Aventura Mall Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Playa Largo will be serviced and administered pursuant to a pooling and servicing agreement, dated as of July 1, 2018 (the “Playa Largo PSA”), among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. An executed version of the Playa Largo PSA is attached hereto as Exhibit 4.3. In addition, the Playa Largo Mortgage Loan will be serviced and administered under the Playa Largo Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.10.

KeyBank National Association has appointed Berkeley Point Capital LLC as a subservicer with respect to one (1) Mortgage Loan, representing approximately 2.8% of the initial pool balance, pursuant to that certain Subservicing Agreement, dated as of August 1, 2018 and attached hereto as Exhibit 4.11, between KeyBank National Association and Berkeley Point Capital LLC, the terms of which are described in the Prospectus under “Transaction Parties—The Primary Servicer—Summary of BPC Primary Servicing Agreement”.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated August 3, 2018. The related registration statement (file no. 333-206705) was originally declared effective on November 18, 2015. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of August 3, 2018.

GACC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the sale of the Class E-RR, Class F-RR, Class G-RR and Class H-RR Certificates (the “RR Certificates”) to RREF III-D AIV RR H, LLC (the “Third Party Purchaser”).

The RR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The RR Certificates were sold to the Third Party Purchaser for $36,443,830 (excluding accrued interest) (representing approximately 5.005% of the aggregate fair value of all of the Certificates (other than the Class R Certificates)). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates. The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Third Party Purchaser is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $36,410,814, representing 5% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor's Prospectus, dated August 3, 2018, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of August 2, 2018, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC and German American Capital Corporation.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2018, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and Westside NYC Multifamily Portfolio special servicer, Rialto Capital Advisors, LLC, as general special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement, dated as of June 29, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of July 1, 2018, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.4	Co-Lender Agreement, dated as of August 24, 2018, between, Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder.

Exhibit 4.5	Agreement Among Noteholders, dated as of June 8, 2018, by and among Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, and CPPIB Credit Investments II Inc., as Note B Holder.

Exhibit 4.6	Co-Lender Agreement, dated as of May 31, 2018, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-5 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-6 Holder.

Exhibit 4.7	Co-Lender Agreement, dated as of August 24, 2018, by and among Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, Starwood Mortgage Capital LLC, as Initial Note A-2 Holder, Starwood Mortgage Capital LLC, as Initial Note A-3 Holder, Starwood Mortgage Capital LLC, as Initial Note A-4 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-5 Holder.

Exhibit 4.8	Co-Lender Agreement, dated as of August 24, 2018, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-5 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-6 Holder.

Exhibit 4.9	Co-Lender Agreement, dated as of June 7, 2018, by and among JPMorgan Chase Bank, National Association, Deutsche Bank, AG, New York Branch, Wells Fargo Bank, National Association and Morgan Stanley Bank, N.A.

Exhibit 4.10	Co-Lender Agreement, dated as of May 17, 2018 by and among Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, Starwood Mortgage Capital LLC, as Initial Note A-2 Holder, Starwood Mortgage Capital LLC, as Initial Note A-3 Holder, Starwood Mortgage Capital LLC, as Initial Note A-4 Holder, Starwood Mortgage Capital LLC, as Initial Note A-5 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-6 Holder.

Exhibit 4.11	Subservicing Agreement, dated as of August 1, 2018, between KeyBank National Association and Berkeley Point Capital LLC.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 24, 2018.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 24, 2018 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated August 24, 2018 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 3, 2018.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective August 2, 2018, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective August 2, 2018, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective August 2, 2018, among Deutsche Mortgage & Asset Receiving Corporation, Starwood Mortgage Funding II LLC and Starwood Mortgage Capital LLC.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective August 2, 2018, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: August 24, 2018
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President (senior officer in charge of securitization of the depositor)

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director